CONFIDENTIAL TREATMENT REQUESTED UNDER

C.F.R SECTIONS 200.80(b)(4), 200.83, and 230.24b-2.

[*****] INDICATES OMITTED MATERIAL THAT IS THE

SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST

FILED SEPARATELY WITH THE COMMISSION.

THE OMITTED MATERIAL HAS BEEN FILED

SEPARATELY WITH THE COMMISSION.

Addendum No. 13 between OCP and Innophos M

Dated February 24, 2010

To the Agreement Between OCP and TI

Dated September 10th, 1992

                        This Addendum No. 13 (this “Addendum”) entered into as of the 24th day of February 2010 (“Amendment Effective Date”) by and

between:

OCP S.A. (“OCP”)
2 Rue Al Abtal
Hay Erraha, BP Maarif 5196
CASABLANCA, (Morocco)

                                                                                                on the one part,

and:

INNOPHOS MEXICANA S.A. DE C.V. (“INNOPHOS M”)
Domicilio Conocido S/N Complejo Industrial
Pajaritos Carret. a Villahermosa KM.5
Coatzacoalcos; VERACRUZ. C.P. 96380 (Mexico)

and:

INNOPHOS FOSFATADOS DE MEXICO, S. DE R.L. DE CV. (“INNOPHOS FM”), as guarantor
Domicilio Conocido S/N Complejo Industrial
Pajaritos Carret. a Villahermosa KM.5
Coatzacoalcos; VERACRUZ. C.P. 96380 (Mexico)

                                                                                                on the other part,

W I T N E S S E T H :

            WHEREAS, OCP and Innophos M are parties to the Existing Agreement (as defined below);

            WHEREAS, contemporaneously herewith, OCP, Innophos M and Innophos FM will enter into that certain Settlement and Release Agreement (“Settlement Agreement”);

            NOW, THEREFORE, in consideration of the mutual promises, covenants and releases contained herein, the parties agree as follows:

ARTICLE I
DEFINED TERMS

1.1              Defined Terms.  Capitalized terms shall have the meanings ascribed to them in this Addendum.  Innophos M and Innophos FM are referred to jointly and severally herein as “Innophos.”  As used herein, the term “Existing Agreement” means, collectively, the following each as in effect immediately prior to the Amendment Effective Date: (a) that certain Agreement between OCP and Troy Industrias S.A. de C.V. (“TI”), dated 10 September 1992, as amended by Addenda No. 1, No. 2, No. 3, No 4 (and its Amendment No. 1), No. 5, No. 6, No. 7, No. 8, No. 9, No. 10 (and its Amendment No. 1), No. 11, and No. 12, for the sale and purchase of phosphate rock to be used at TI’s manufacturing facility located at Pajaritos, Veracruz, Mexico, (b) the General Conditions Governing FOB Sale annexed thereto, and (c) all Sales Contract Addenda that are issued under, or incorporate the terms of, any of the foregoing.  Any capitalized terms used herein without definition shall have the meanings ascribed to them in the Settlement Agreement or, if not defined therein, in the Existing Agreement.

1.2              Construction.  The headings of sections and subsections of this Addendum are for convenience purposes only and such headings do not in any way limit or amplify the terms of this Addendum and shall not be used to interpret or construe this Addendum.  The conjunction “or” shall be understood in its inclusive sense (and/or).  The terms “this Addendum,” “hereof,” “hereunder,” and similar expressions refer to this Addendum as a whole and not to any particular Article or Section or other portion of this Addendum.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

1.3              Priority.  Notwithstanding any provisions to the contrary in the Existing Agreement, the parties agree to the terms specified in this Addendum with respect to the supply by OCP of phosphate rock to Innophos.  In the event of any conflict or inconsistency within the provisions of this Addendum and the Existing Agreement, this Addendum shall prevail.

ARTICLE II
COMMERCIAL TERMS

2.1              Prices for 2008 Shipments.  The interim prices for 2008 shipments shall be final and, except for the rebates set forth in Addendum No. 7, Article II, BPL and moisture adjustments, will not be subject to further adjustment.  For the avoidance of doubt, the interim prices per metric ton for 2008 are as follows: (a) [*****] metric ton FOB, and (b) [*****] metric ton FOB.  For the avoidance of doubt, the exclusivity/volume premiums and BPL/moisture adjustments for all shipments initiated in 2008 in the aggregate total [*****] to be paid by OCP to Innophos.  On the Amendment Effective Date, OCP shall issue and deliver a credit note to Innophos in an amount equal [*****] in the form attached hereto as Exhibit A (“Credit Note”).  The Credit Note shall be applied to rock delivered by OCP after the Amendment Effective Date as follows: [*****] per vessel for the first three vessels loaded after the Amendment Effective Date, and [*****] for the fourth vessel loaded after the Amendment Effective Date.  In the event that any portion of the credit remains unapplied and outstanding on 9 September 2010, OCP shall pay the remaining balance to Innophos not later than 1 October 2010 in United States dollars by wire transfer of immediately available funds to the account designated by Innophos.

2.2              Prices for 2009 Shipment.  The interim price for the completed 2009 shipment will be final and will not be subject to exclusivity/volume premiums or BPL or moisture adjustments.  For the avoidance of doubt, the FOB interim price per metric ton of [*****] for 2009 is [*****], consisting of the [*****] invoiced price already paid by Innophos plus the [*****] escrow referenced in Section 2.4 of the Settlement Agreement. OCP shall issue a new invoice to Innophos (cancelling any previous invoice and re-invoicing the agreed amounts) in the form of Exhibit C, and provide the usual and customary import documentation that accurately reflects the revised pricing terms.

2.3              Price for January and February 2010 Shipments.  The FOB price per metric ton applicable to the three cargos of [*****] shipped in January and February 2010 will be as set forth in Exhibit B.  The applicable BPL and moisture adjustments for such shipments shall be made on the basis of the interim price of [*****], regardless of the actual price invoiced.  There will be no exclusivity/volume premiums or other adjustments for such shipments.  OCP will issue a final invoice for such shipments to Innophos at the prices specified in Exhibit B, which invoice shall cancel any previous invoices and be in the form of Exhibit C hereto.  OCP will also provide usual and customary import documentation that accurately reflects the revised pricing terms.

2.4              Purchase and Sale Estimate and Pricing for Remainder of Contract Term.

(a)                Innophos agrees to order, purchase and accept from OCP, one hundred percent (100%) of Innophos’s requirements for the product for use at the Pajaritos, Veracruz, Mexico plant.

(b)               Innophos estimates such requirements to be [*****] metric tons in the aggregate of [*****] and [*****] (in addition to the [*****] metric tons of [*****] shipped on 8 January 2010).  Such additional [*****] metric tons shall be allocated by source approximately as follows: approximately [*****] of [*****] and approximately [*****] of [*****] during the period from 9 January 2010 through 9 September 2010 (such aggregate amounts as so specifically allocated between [*****] and [*****] being referred to herein as the “Agreed Volume”); provided, however, that (i) Innophos shall use commercially reasonable efforts to cause its shipping supplier to agree to alternative shipping arrangements that will achieve the following mix: approximately [*****] and approximately [*****] (“Revised Mix”), (ii) in the event such alternative shipping arrangements can be secured, Innophos shall agree on reasonable revised shipping schedules with OCP to reflect the Revised Mix, and (iii) Innophos shall work with delivery time limitations at Pt. Laayoune to achieve the Revised Mix.  If the terms and conditions in Section 2.4(b)(i) through (b)(iii) have been satisfied, the Revised Mix shall become the Agreed Volume.

(c)                The FOB prices per metric ton applicable to all shipments effected during the period from 24 February 2010 through 9 September 2010 will be [*****] for [*****] and [*****].  OCP will supply the estimated amounts and issue final invoices for such period to Innophos at those prices, subject to BPL and moisture adjustments, but there will be no exclusivity/volume premiums.

2.5              Extension of Existing Agreement.  The schedule of shipments will be mutually and reasonably agreed.  OCP shall permit Innophos to extend the terms of the Existing Agreement for a period starting 10 September 2010 and expiring automatically on 31 December 2010, for the purpose of purchasing a portion ([*****] metric tons) of the Agreed Volume during the period from 10 September 2010 through 31 December 2010, subject to receipt by OCP of written notice from Innophos exercising such extension right on or before 31 July 2010.  If written notice of extension is not received by OCP on or before 31 July 2010, the Existing Agreement shall expire in accordance with its terms.  The exclusive purchase obligations of Innophos (requiring Innophos to purchase its rock requirements solely from OCP) shall terminate on 10 September 2010, regardless of whether Innophos exercises the right to extend the delivery times as set forth in this Section 2.5.

2.6              Take-or-Pay Commitment.  Innophos shall purchase during the period starting 9 January 2010 and ending on 31 December 2010, on a take-or-pay basis as outlined below, and OCP shall supply, at least [*****] of the Agreed Volume.  For the avoidance of doubt, the Agreed Volume is allocated to approximately [*****] and approximately [*****], unless the Revised Mix applies in accordance with Section 2.4(b), in which case the Agreed Volume is allocated to approximately [*****] and approximately [*****].

2.7              OCP Supply Obligations.

(a)                OCP shall use commercially reasonable efforts to supply rock in excess of [*****] and up to [*****] of the Agreed Volume; provided that if OCP is unable to provide such additional volumes ordered by Innophos, then, in such event and only in such event, Innophos shall be free (notwithstanding the exclusive purchase obligations of the Existing Agreement) to source such additional volumes from other suppliers.  OCP shall provide written notice to Innophos as soon as practicable if it learns of any fact or condition that would make it unable to provide any additional volumes requested by Innophos.

(b)               The parties agree that OCP will have no obligation to supply rock in excess of [*****] of the Agreed Volume; provided that Innophos shall be required to request such volumes initially from OCP in writing and agree with OCP on a reasonable schedule for shipments, and if OCP is unable to provide such additional volumes and either promptly so advises Innophos that OCP is unable to fill such request (or has failed to respond affirmatively to such request within ten (10) business days from the date of Innophos’s request), then in such event, and only in such event, Innophos shall be free (notwithstanding the exclusive purchase obligations of the Existing Agreement) to source such additional purchases from other suppliers.

(c)                For the avoidance of doubt, the parties agree that OCP shall not have a “best efforts” obligation to supply any product in excess of the Agreed Volume, the provisions of Article IV of Addendum No. 9, dated February 16, 2005, or any other term of the Existing Agreement to the contrary notwithstanding.

2.8              Remedies of OCP.

(a)                In the event that Innophos fails to timely order and pay for at least [*****] of the Agreed Volume within the term of the Existing Agreement (subject to extension as provided in Section 2.5 above), Innophos shall pay to OCP as liquidated damages and not as a penalty an amount equal to the product of:

(i)                  the shortfall in tonnage so ordered and purchased against [*****] of the Agreed Volume, multiplied by;

(ii)                (A) [*****] per metric ton for each metric ton of shortfall in purchases of [*****], and (B) [*****] per metric ton for each metric ton of shortfall in purchases of [*****].

(b)               In the event the Agreed Volume has been purchased in accordance with the terms of Sections 2.4 and 2.6, the number in Section 2.8(a)(i) shall be zero.  In the event the parties agree in writing to change allocation of [*****] from the allocation specified in Section 2.4 above, a corresponding adjustment shall be made for purposes of the calculation in Section 2.8(a) above.

(c)                Innophos shall pay to OCP all amounts payable under this Section not later than October 15, 2010 or, in the event of timely extension as provided in Section 2.5 above, then not later than January 15, 2011.

2.9              Payment Terms.  The parties agree, for all shipments after the Amendment Effective Date, that payment shall be due by wire transfer of immediately available funds to OCP no later than two business days prior to the anticipated loading date.  Alternatively, Innophos may provide a suitable standby irrevocable and confirmed letter of credit from a first class international bank and on terms reasonably acceptable to OCP (“Letter of Credit”), with payment then due 15 days after the Bill of Lading date.  OCP shall have the right to draw on the Letter of Credit in respect of any invoice remaining unpaid 16 days after the Bill of Lading date, and in any event five days prior to the expiration of the Letter of Credit under any circumstances if and to the extent payment for any shipment has not been received by OCP.  The parties further agree that, in the event that Innophos fails to make payment or provide an acceptable letter of credit for a shipment no later than two business days prior to the anticipated loading date, OCP shall be under no obligation to load such shipment until such payment or the Letter of Credit is provided.

2.10          Use of Rock at Pajaritos Plant Only.  The parties agree that the rock purchased by Innophos from OCP pursuant to this Addendum shall be for use solely by Innophos at its Pajaritos plant and not for resale or other distribution in raw or other unprocessed form.

2.11          Terms Applicable to Existing Agreement Only.  For the avoidance of doubt, this Addendum addresses shipments of phosphate rock only to Innophos FM’s Pajaritos plant during the term of the Existing Agreement, and does not address shipments to the Geismar plant or any other facility or any extension or renewal of the Existing Agreement.  The parties shall be under no obligation to discuss or negotiate the terms of any successor or other agreement in respect of such matters.

2.12          Limited Purchases from Third Parties.

(a)                During the remaining term of the Existing Agreement, the parties agree that (i) Innophos shall be permitted to purchase from third parties an aggregate of [*****] shipments of phosphate rock, each of approximately [*****] metric tons, for the purpose of evaluating and testing alternative suppliers at the Pajaritos plant, (ii) Innophos may sell or use the resulting material in any manner that Innophos deems appropriate, and (iii) Innophos shall be permitted to purchase from third parties in the limited circumstances specified in Section 2.7(a).

(b)               For the avoidance of doubt, (i) the provisions of Section 2.12(a) shall not apply after 10 September 2010 because the exclusive purchase obligations of Innophos shall terminate on such date, and (ii) the quantities of phosphate rock purchased by Innophos pursuant to Section 2.12(a) shall be in addition to Innophos’ requirements for phosphate rock as set forth in Section 2.4 of this Addendum.

(c)                From and after the date on which Innophos shall have met its obligations hereunder to purchase from OCP [*****], nothing herein shall be construed to preclude Innophos from purchasing and using phosphoric acid from third parties or affiliates.

ARTICLE III
LIMITATIONS OF LIABILITY

3.1              Amendment of General Conditions.  The General Conditions Governing FOB Sale annexed as Appendix 3 to Addendum No. 9 to the Existing Agreement (“General Conditions”) are hereby amended and supplemented by the addition of the following provisions of this Article III, which shall be inserted into the General Conditions as Section 13.

13.           LIMITATION OF LIABILITY

A/           Buyer’s sole and exclusive remedy for any failure of any phosphate rock (“Product”) delivered to Buyer to conform with its applicable BPL grade of reference or estimated moisture content shall be limited to an invoice adjustment pursuant to Section 7 (Readjustment) above, if applicable.

B/            Except as otherwise provided in Section 13(F), notwithstanding anything to the contrary herein or in any other contract or agreement between the parties, Seller’s total aggregate liability to Buyer for any breach of the sale contract with respect to a particular shipment shall not exceed the aggregate price payable by Buyer to Seller for such shipment.

C/            NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY LOSS OF PROFIT, LOSS OF GOODWILL, OR LOSS OF ANTICIPATED SAVINGS IN EACH CASE WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL, OR ANY CLAIMS FOR SPECIAL, CONSEQUENTIAL, INCIDENTAL, INDIRECT, EXEMPLARY OR PUNITIVE DAMAGES OF ANY KIND AND ANY INTEREST, PENALTIES, OR COSTS ASSOCIATED WITH SUCH LOSSES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE AGREEMENT

REGARDLESS OF THE CAUSE OF ACTION, AND WHETHER ARISING IN CONTRACT, BY STATUTE, STRICT LIABILITY, OR OTHER TORT (INCLUDING NEGLIGENCE OR BREACH OF STATUTORY DUTY), AND WHETHER ARISING OUT OF THE DELAY OR NON-DELIVERY, QUANTITY, QUALITY OR HANDLING OF THE PRODUCT, OR ANY OTHER CLAIM.

D/            For the avoidance of doubt, Section 13C above shall not apply to Buyer’s liability under Section 13G below, or to limit or otherwise prejudice Buyer’s Take or Pay obligation or Seller’s rights with respect thereto.

E/            Notwithstanding the foregoing, any and all claims by Buyer against Seller with respect to the Product, whether arising in contract, tort (including negligence or breach of statutory duty), by statute, strict liability, misrepresentation, restitution or otherwise, shall be deemed waived unless made in writing and received by Seller within the later of ten (10) weeks after date on which the Bill of Lading is issued or thirty (30) days after discharge of the Product in respect to which the claim is asserted.

F/            Nothing in this Section 13 shall limit or exclude a party's liability for willful misconduct or fraud.

G/            Buyer shall hold harmless and indemnify Seller for any and all losses, claims, demands, liabilities, expenses (including reasonable and documented fees and disbursements of counsel and other professionals), judgments, fines, settlements and other amounts arising from any and all actions, suits or proceedings, whether civil, criminal, administrative or investigative, caused by or resulting from Buyer’s handling, use, or possession of the Product, including without limitation any on-board trimming or leveling conducted by Buyer or Shipowner, except to the extent caused by or resulting from a breach of this Agreement by OCP.

H/            The following shall not apply to this Agreement: (i) the Uniform Law on the International Sale of Goods and the Uniform Law on the Formation of Contracts for the International Sale of Goods; (ii) the United Nations Convention on Contracts for the International Sale of Goods of 1980; and (iii) the United Nations Convention on the Limitation Period in the International Sale of Goods, concluded at New York on 14 June 1974, and the Protocol Amending the Convention on the Limitation Period in the International Sale of Goods concluded at Vienna on 11 April 1980.

3.2              Application.  The provisions of Section 3.1 and the limitations of liability set forth therein shall apply to all past, present and future purchases of phosphate rock under the Existing Agreement.

ARTICLE IV
FORCE MAJEURE

4.1              Amendment of General Conditions.  The provisions of Section 10 of the General Conditions are hereby deleted in their entirety and replaced with the following:

10.     FORCE MAJEURE

A/           Neither party, provided that party has complied with the provisions of Section 10(C) below, shall be liable to the other party in any respect for failure or delay in the fulfillment or performance of the Agreement, including but not limited to Seller’s obligation to make deliveries, if such failure or delay is owing, directly or indirectly, by the occurrence of any event which is beyond the party’s reasonable control (a “Force Majeure Event”).

B/            A Force Majeure Event shall include, without limitation: acts of God, including but not limited to, fire, flood, earthquake, windstorm, or other natural disaster; explosion or accidental damage; collapse of building structures, failure of plant equipment, machinery, computers or vehicles; loss at sea; strike or labor dispute; war, threat of or preparation for war, armed conflict, impositions of sanctions, embargo, breaking off of diplomatic relations or similar actions; acts of terrorism, or other violence; non-performance by suppliers or sub-contractors other than by companies in the same group as the party seeking to rely on this section; any shortage of raw materials; interruption or failure of utility services, including but not limited to, electric power, gas or water; and any law, order or requirement of any governmental agency or authority.

C/            Any party that is subject to a Force Majeure Event shall give notice to the other party in writing, including the nature and expected duration of the Force Majeure Event as soon as practicable after the Force Majeure Event and its effects upon the party's ability to perform become known to it.  The obligations of the parties, so far as they are affected by the Force Majeure Event, shall suspend during the continuance of such event.  If the Force Majeure Event which causes the interruption of deliveries extends for a period of more than ninety (90) days, (i) any Shipments thus delayed may be cancelled by either party upon written notice to the other and (ii) either party may terminate the Agreement.

D/            In the event that the Force Majeure Event affects Seller, Seller may reduce the quantity of product delivered or postpone the delivery of the product.  In the event that Seller reduces the quantity of the product delivered, Seller may allocate its available supply among any or all customers and on such basis as Seller, in its sole discretion, may elect without liability for failure to comply with the terms of the Agreement.

ARTICLE V
GOVERNING LAW AND DISPUTE RESOLUTION

5.1              Governing Law.  Notwithstanding the provisions of Article I of Addendum No. 12, dated 1 January 2007, the Existing Agreement, as amended by this Addendum (“Amended Agreement”), shall be governed by, and construed in accordance with, the law of England and Wales, without giving effect to any choice or conflict of law provision or rule (whether of the England and Wales or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of England and Wales.

5.2              Enforcement of this Addendum.

(a)                Any dispute arising out of or in connection with the Amended Agreement or its subject matter or formation (including non-contractual disputes or claims) (“Dispute”) shall be finally settled by arbitration in Paris, France under the ICC Rules of Arbitration (the International Chamber of Commerce).  No party shall be entitled to suspend or refuse performance under the Amended Agreement merely by reason of a Dispute.

(b)               The number of arbitrators shall be three.  Each party irrevocably consents and agrees to the appointment of the same arbitrators who served as the tribunal in the Pending Arbitration (as defined in the Settlement Agreement) in any Dispute arising out of or in connection with the Amended Agreement; provided, however that if any member of such tribunal is unwilling or unable to accept appointment or is no longer independent of a party, such member shall not be reappointed and the vacancy on the tribunal shall be filled according to the original appointment procedure.

(c)                The language of the arbitral proceedings and of all submissions and written evidence shall be English; provided, however, that a party, at its expense, may provide for translation or simultaneous interpretation into a language other than English.

(d)               The arbitrators shall issue an award within nine (9) months of the filing of the request for arbitration.  This time limit may be extended by agreement of the parties or by the tribunal if necessary.

(e)                It is expressly understood and agreed by the parties that the rulings and award of the tribunal shall be binding on the parties, their successors and permitted assigns.  Judgment upon the arbitral award may be entered in any court having jurisdiction over the parties or their assets.

(f)                 It is expressly understood and agreed by the parties that the arbitral tribunal shall have the power to order any interim or conservatory measure it deems appropriate as provided in Rule 23(1) (Conservatory and Interim Measures) of ICC Rules of Arbitration.

5.3              Consent to Jurisdiction.

(a)                A party may apply to the arbitration tribunal seeking interim or provisional relief until the arbitration award is rendered or the Dispute is otherwise resolved.  A party also may, without waiving any remedy under the Amended Agreement, seek from any court that has jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party or to preserve the subject matter of the dispute, pending the nomination of arbitrators or pending the tribunal’s issuance of an award.  Each party hereby irrevocably consents and agrees that any action for interim or provisional relief brought against it in connection with the Amended Agreement may be brought in the English or French courts respectively in London or Paris.  Each party hereby irrevocably accepts and unconditionally submits to the jurisdiction of the aforesaid courts with respect to any such action for interim or provisional relief.

(b)               Each party hereby irrevocably consents and agrees that the service of any and all legal process, summons, notices and documents which may be served in any such action arising under the Amended Agreement may be made by sending a copy thereof by express courier to the party to be served at the address set forth in the Settlement Agreement, with such service to be effective upon receipt.  Nothing in the Amended Agreement will affect the right of any party to serve process in any other manner permitted by law.

5.4              Proceedings to Enforce this Addendum.  In any proceeding to enforce this Addendum, the prevailing party shall be entitled to recover its reasonable attorneys’ fees and costs, in addition to whatever other relief such prevailing party may be awarded in connection with the Dispute.

ARTICLE VI
GENERAL PROVISIONS

6.1              Assignment. No party may assign its rights, delegate its obligations or otherwise transfer the Amended Agreement, in whole or in part, without the prior written consent of the other party or parties.  Any attempted assignment, delegation or transfer in violation of this Section shall be void.  No assignment, delegation or other transfer of the rights or obligations of a party under the Amended Agreement (whether by merger, acquisition, asset purchase or otherwise) shall relieve the transferring party of its obligations hereunder without the prior express written consent of the other party or parties.

6.2              No Third-Party Beneficiaries.

(a)                A Person who is not a party to this Addendum shall not have any rights under or in connection with it by virtue of the Contracts (Rights of Third Parties) Act 1999 except where such rights are expressly granted under this Addendum.

(b)               The rights of the parties to terminate, rescind or agree to any variation, waiver or settlement under this Addendum is not subject to the consent of any Person that is not a party to this Addendum.

6.3              Modification.  No supplement, modification, waiver or amendment of this Addendum or any provision hereof shall be binding unless such supplement, modification, waiver or amendment is in writing and executed by the party against whom enforcement of such supplement, modification, waiver or amendment is sought.

6.4              Exhibits.  The following exhibits are part of this Addendum:

            Exhibit A                      Form of Credit Note

            Exhibit B                      Price for January and February 2010 Shipments

            Exhibit C                      Form of Invoices

6.5              Counterparts.  This Addendum may be signed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Delivery of an executed counterpart of a signature page of this Addendum by facsimile or other electronic transmission (including PDF) shall be effective as delivery of a manually executed original counterpart of each such instrument.

6.6              Effect of this Addendum.  Except as expressly modified by this Addendum, all other terms and conditions of the Existing Agreement shall remain in full force and effect.  The parties acknowledge and agree that the Existing Agreement shall expire by its terms on 10 September 2010, unless the term of the Existing Agreement is extended as provided in Section 2.5 above.  The provisions of Sections 2.6 and 2.8 and Articles III and V of this Addendum shall survive the expiration or termination of the Existing Agreement for any reason.  This Addendum, together with the Existing Agreement, contains the entire agreement of the parties with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, including the Term Sheet (as defined in the Settlement Agreement), between the parties with respect to such subject matter are hereby superseded in their entireties.

[End of text; signature page follows]

IN WITNESS WHEREOF, this Addendum has been executed and delivered by the duly authorized officers of the parties hereto on the Addendum Effective Date.

Innophos Fosfatados de Mexico, S. de R.L. de CV. By: Name: Title:	Innophos Mexicana S.A. de C.V. By: Name: Title:
OCP SA By: Name: Title:

EXHIBIT A
Groupe OCP

[LOGO]

Casablanca, 24/02/2010

CREDIT

TO RECALL: N°OCP C00

TO REFER: SALE FOB

INNOPHOS MEXICANA, S.A. DE C.V.
COMPLEJO INDUSTRIAL PAJARITOS
SN ENTRE TERMINAL MARTIIMA DE
PEMEX Y PLANTA AGRONITROGENADO
CP 96384 COATZACOALCOS,
VERACRUZ MEXICO

B/L DATE: From January 1st to December 31st, 2008

BUYER'S ACCOUNT: 5670820080101

VESSELS:               VARIOUS

LOADING PORTS: CASABLANCA ([*****]) AND

                                 LAAYOUNE ([*****]), MOROCCO

UNLOADING PORT:           COATZACOALCOS, VER.

PRODUCTS:          PHOSPHATE ROCK [*****]
AND [*****]

B/L WEIGHT	MT	[*****]
INVOICED WEIGHT	MT	[*****]
ADJUSTED WEIGHT	MT	[*****]
INVOICED AMOUNT	US$	[*****]
ADJUSTED AMOUNT	US$	[*****]
TOTAL AMOUNT	US$	[*****]

CERTIFIED AND AMOUNTED TO THE SUM: [*****]

PAYMENT: TO BE COMPENSATED BY AN EQUIVALENT AMOUNT COVERING A PART OF THE NEXT ROCK DELIVERIES TO INNOPHOS IN THE FRAME OF 2010 SALE CONTRACT YEAR, AS PER THE TERMS OF PARA 2.1 OF ARTICLE II OF THE ADDENDUM N°13 BETWEEN OCP AND INNOPHOS M DATED FEBRUARY 24, 2010

P. LE DIRECTEUR EXECUTIF EN CHARGE

DU POLE COMMERCIAL, ET P.O,

CONFIDENTIAL
FOR SETTLEMENT PURPOSES ONLY

Exhibit B
Addendum No. 13
Price for January and February 2010 Shipments

Ship Name	Date	Rock Grade	B/L Weight	Moisture deducted from Invoice	Invoiced Weight	Price Per MT (dry basis)
[*****]	01/08/2010	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	02/05/2010	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	02/12/2010	[*****]	[*****]	[*****]	[*****]	[*****]

CONFIDENTIAL
FOR SETTLEMENT PURPOSES ONLY

Exhibit C
Addendum No. 13
Form of Invoices

[See attached]

*          *          *

Groupe OCP

[LOGO]

Casablanca, 12/01/2010

REVERSAL OF INVOICE

TO RECALL: N° OCP 5167 F01

TO REFER: SALE, FOB

INNOPHOS MEXICANA, S.A. DE C.V.
COMPLEJO INDUSTRIAL PAJARITOS
SN ENTRE TERMINAL MARITIMA DE
PEMEX Y PLANTA AGRONITROGENADO
CP 96384 COATZACOALCOS,
VERACRUZ. MEXICO

B/L DATE: 08/01/2010

BUYER'S ACCOUNT: 5670820100100

VESSEL:                 [*****]

LOADING PORT: CASABLANCA, MOROCCO

BOUND FOR:        COATZACOALCOS, VER.

PRODUCT:             PHOSPHATE ROCK [*****]

P.O N°:                    9202786 OP

B/L WEIGHT	MT	[*****]
TO DEDUCT: AVERGAE MOISTURE 1,00%	MT	[*****]
INVOICED WEIGHT	MT	[*****]

PROVISIONAL PRICE

PRICE PER METRIC TON	US$	[*****]
TOTAL AMOUNT	US$	[*****]

CERTIFIED AND AMOUNTED TO THE SUM: [*****]

PAYMENT BY CABLE BANK TRANSFER IN FAVOUR OF OFFICE CHERIFIEN DES PHOSPHATES S.A. THROUGH MEDICAPITAL BANK 39-41, RUE CAMBON 75 001, PARIS-FRANCE;

MATURITY: PREPAID

LE DIRECTEUR EXECUTIF EN CHARGE
DU POLE COMMERCIAL,
H. JAAFAR

Groupe OCP

[LOGO]

Casablanca, 24/02/2010

INVOICE

TO RECALL: N° OCP 5285 FOO

TO REFER: SALE, FOB

INNOPHOS MEXICANA, S.A. DE C.V.
COMPLEJO INDUSTRIAL PAJARITOS
SN ENTRE TERMINAL MARITIMA DE PEMEX
Y PLANTA AGRONITROGENADO
CP 96384 COATZACOALCOS, VERACRUZ.
MEXICO

B/L DATE: 08/01/2010

BUYER'S ACCOUNT: 5670820100100

VESSEL:                 [*****]

LOADING PORT: CASABLANCA, MOROCCO

BOUND FOR:        COATZACOALCOS, VER.

PRODUCT:             PHOSPHATE ROCK [*****]

P.O N°:                    9202786 OP

B/L WEIGHT	MT	[*****]
TO DEDUCT: AVERAGE MOISTURE 1,00%	MT	[*****]
INVOICED WEIGHT	MT	[*****]

FINAL PRICE

PRICE PER METRIC TON	US$	[*****]
TOTAL AMOUNT	US$	[*****]

CERTIFIED AND AMOUNTED TO THE SUM: [*****]

PAYMENT BY CABLE BANK TRANSFER IN FAVOUR OF OCP S.A. THROUGH MEDICAPITAL BANK 39-41, RUE CAMBON 75 001, PARIS-FRANCE;

MATURITY: * THE AMOUNT OF [*****]: PREPAID
* THE AMOUNT OF [*****]: ON FEBRUARY 24, 2010

LE DIRECTEUR EXECUTIF EN CHARGE
DU POLE COMMERCIAL,
H. JAAFAR

Groupe OCP

[LOGO]

Casablanca, 03/08/2009

REVERSAL OF INVOICE

To RECALL: N° OCP 4875 F01

TO REFER: SALE FOB PORT

CASABLANCA, MOROCCO

INNOPHOS MEXICANA, S.A. DE C.V.
CARRETER COATZACOALCOS.
VILLAHERMOSA KM5 COL.
COMPLEJO IND. PAJARITOS CP 96400
COATZACOALCOS, VERACRUZ

B/L DATE: 07/03/2009

BUYER'S ACCOUNT: 5670820080103

VESSEL:                 [*****]

LOADING PORT: CASABLANCA, MOROCCO

UNLOADING PORT:           COATZACOALCOS, VER.

PRODUCT:             PHOSPHATE ROCK [*****]

FOB PORT             CASABLANCA, MOROCCO

B/L WEIGHT	MT	[*****]
TO DEDUCT: AVERGAE MOISTURE 1,00%	MT	[*****]
INVOICED WEIGHT	MT	[*****]

PROVISIONAL PRICE

PROVISIONAL PRICE PER METRIC TON	US$	[*****]
TOTAL AMOUNT	US$	[*****]

CERTIFIED AND AMOUNTED TO THE SUM: [*****]

PAYMENT BY CABLE BANK TRANSFER IN FAVOUR OF OFFICE CHERIFIEN DES PHOSPHATES S.A. THROUGH MEDICAPITAL BANK 39-41, RUE CAMBON 75 001, PARIS-FRANCE;

MATURITY: PREPAID

LE DIRECTEUR EXECUTIF EN CHARGE
DU POLE COMMERCIAL,
H. JAAFAR

Groupe OCP

[LOGO]

Casablanca, 24/02/2010

INVOICE

TO RECALL: N° OCP 5284 F01

TO REFER: SALE FOB PORT

CASABLANCA, MOROCCO

INNOPHOS MEXICANA, S.A. DE C.V.
CARRETER COATZACOALCOS.
VILLAHERMOSA KM5 COL.
COMPLEJO IND. PAJARITOS CP 96400
COATZACOALCOS, VERACRUZ

B/L DATE: 07/03/2009

BUYER'S ACCOUNT: 5670820080103

VESSEL:                 [*****]

LOADING PORT: CASABLANCA, MOROCCO

UNLOADING PORT :          COATZACOALCOS, VER.

PRODUCT:             PHOSPHATE ROCK [*****]

FOB PORT             CASABLANCA, MOROCCO

B/L WEIGHT	MT	[*****]
TO DEDUCT: AVERGAE MOISTURE 1,00%	MT	[*****]
INVOICED WEIGHT	MT	[*****]

FINAL PRICE PER METRIC TON US$		[*****]
TOTAL AMOUNT	US$	[*****]

CERTIFIED AND AMOUNTED TO THE SUM: [*****]

PAYMENT BY CABLE BANK TRANSFER IN FAVOUR OF OFFICE CHERIFIEN DES PHOSPHATES S.A. THROUGH MEDICAPITAL BANK 39-41, RUE CAMBON 75 001, PARIS-FRANCE;

MATURITY: - THE AMONUT OF [*****]: PREPAID
                        - THE REMAINING AMOUNT OF [*****]: ON FEBRUARY 24TH, 2010

                          FROM THE ESCROW ACCOUNT

LE DIRECTEUR EXECUTIF EN CHARGE
DU POLE COMMERCIAL,
H. JAAFAR

Groupe OCP

[LOGO]

Casablanca, 15/02/2010

REVERSAL OF INVOICE

TO RECALL: N° OCP 5257 F01

TO REFER: SALE FOB

INNOPHOS MEXICANA, S.A. DE C.V.
COMPLEJO INDUSTRIAL PAJARITOS
SN ENTRE TERMINAL MARITIMA DE
PEMEX Y PLANTA AGRONITROGENADOS
CP 96384, COATZACOALCOS,
VERACRUZ. MEXICO

B/L DATE: 12/02/2010

BUYER'S ACCOUNT: 5670820100101

VESSEL:                 [*****]

LOADING PORT: CASABLANCA

BOUND FOR:        COATZACOALCOS, VER.

PRODUCT:             PHOSPHATE ROCK [*****]

P.O N°:                    12002930P

LOADING PORT: CASABLANCA, MOROCCO

B/L WEIGHT	MT	[*****]
TO DEDUCT : AVERAGE MOISTURE 1,00%	MT	[*****]
INVOICED WEIGHT	MT	[*****]
PROVISINAL PRICE

PRICE PER METRIC TON	US$	[*****]
TOTAL AMOUNT	US$	[*****]

CERTIFIED AND AMOUNTED TO THE SUM: [*****]

PAYMENT BY CABLE BANK TRANSFER IN FAVOUR OF OCP S.A. THROUGH MEDICAPITAL BANK 39-41, RUE CAMBON 75 001, PARIS-FRANCE;

MATURITY: PREPAID

LE DIRECTEUR EXECUTIF EN CHARGE
DU POLE COMMERCIAL,
H. JAAFAR

Groupe OCP

[LOGO]

Casablanca, 24/02/2010

INVOICE

TO RECALL: N° OCP5287 F00

TO REFER: SALE FOB

INNOPHOS MEXICANA, S.A. DE C.V.
COMPLEJO INDUSTRIAL PAJARITOS
SN ENTRE TERMINAL MARITIMA DE
PEMEX Y PLANTA AGRONITROGENADOS
CP 96384, COATZACOALCOS,
VERACRUZ. MEXICO

B/L DATE: 12/02/2010

BUYER'S ACCOUNT: 5670820100101

VESSEL:                 [*****]

LOADING PORT: CASABLANCA

BOUND FOR:        COATZACOALCOS, VER.

PRODUCT:             PHOSPHATE ROCK [*****]

P.O N°:                    12002930P

LOADING PORT: CASABLANCA. MOROCCO

B/L WEIGHT	MT	[*****]
TO DEDUCT : AVERAGE MOISTURE 1,00%	MT	[*****]
INVOICED WEIGHT	MT	[*****]

FINAL PRICE PER METRIC TON	US$	[*****]
TOTAL AMOUNT	US$	[*****]

CERTIFIED AND AMOUNTED TO THE SUM: [*****]

PAYMENT BY CABLE BANK TRANSFER IN FAVOUR OF OCP S.A. THROUGH MEDICAPITAL BANK 39-41, RUE CAMBON 75 001, PARIS-FRANCE;

MATURITY: - THE AMONUT [*****]: PREPAID
                        - THE REMAINING AMOUNT OF [*****]: ON FEBRUARY 24, 2010

LE DIRECTEUR EXECUTIF EN CHARGE
DU POLE COMMERCIAL,
H. JAAFAR

Groupe OCP

[LOGO]

Casablanca, 08/02/2010

REVERSAL OF INVOICE

TO RECALL: N° OCP 5220 F01

TO REFER: SALE, FOB

INNOPHOS MEXICANA, S.A. DE C.V.
COMPLEJO INDUSTRIAL PAJARITOS
SN ENTRE TERMINAL MARITIMA DE
PEMEX Y PLANTA AGRONITROGENADO
CP 96384 COATZACOALCOS,
VERACRUZ. MEXICO

B/L DATE: 05/02/2010

BUYER'S ACCOUNT: 5670820100101

VESSEL:                 [*****]

LOADING PORT: CASABLANCA,

BOUND FOR:        COATZACOALCOS, VER.

PRODUCT:             PHOSPHATE ROCK [*****]

P.O N°:                    10200167

LOADING PORT: CASABLANCA, MOROCCO

B/L WEIGHT	MT	[*****]
TO DEDUCT: AVERAGE MOISTURE 1,00%	MT	[*****]
INVOICED WEIGHT	MT	[*****]

PROVISIANAL PRICE PER METRIC TON	US$	[*****]
TOTAL AMOUNT	US$	[*****]

CERTIFIED AND AMOUNTED TO THE SUM: [*****]

PAYMENT BY CABLE BANK TRANSFER IN FAVOUR OF O.C.P S.A. THROUGH MEDICAPITAL BANK 39-41, RUE CAMBON 75 001, PARIS-FRANCE;

MATURITY: PREPAID

LE DIRECTEUR EXECUTIF EN CHARGE
DU POLE COMMERCIAL,
H. JAAFAR

Groupe OCP

[LOGO]

Casablanca, 24/02/2010

INVOICE

TO RECALL: N° OCP 5286F00

TO REFER: SALE, FOB

INNOPHOS MEXICANA, S.A. DE C.V.
COMPLEJO INDUSTRIAL PAJARITOS
SN ENTRE TERMINAL MARITIMA DE
PEMEX Y PLANTA AGRONITROGENADO
CP 96384 COATZACOALCOS,
VERACRUZ. MEXICO

B/L DATE: 05/02/2010

BUYER'S ACCOUNT: 5670820100101

VESSEL:                 [*****]

LOADING PORT: CASABLANCA,

BOUND FOR:        COATZACOALCOS, VER.

PRODUCT:             PHOSPHATE ROCK [*****]

P.O N°:                    10200167

LOADING PORT: CASABLANCA, MOROCCO

B/L WEIGHT	MT	[*****]
TO DEDUCT: AVERAGE MOISTURE 1,00%	MT	[*****]
INVOICED WEIGHT	MT	[*****]

FINAL PRICE PER METRIC TON	US$	[*****]
TOTAL AMOUNT	US$	[*****]

CERTIFIED AND AMOUNTED TO THE SUM: [*****]

PAYMENT BY CABLE BANK TRANSFER IN FAVOUR OF O.C.P S.A. THROUGH MEDICAPITAL BANK 39-41, RUE CAMBON 75 001, PARIS-FRANCE;

MATURITY:             - THE AMONUT OF [*****]: PREPAID
                        - THE REMAINING AMOUNT OF [*****]: ON FEBRUARY 24TH, 2010

LE DIRECTEUR EXECUTIF EN CHARGE DU POLE COMMERCIAL,
H. JAAFAR